UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2021 (June 28, 2021)

G-III APPAREL GROUP, LTD.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18183 (Commission File Number)	41-1590959 (IRS Employer Identification No.)
(Address of principal executive offices)
512 Seventh Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

(212) 403-0500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GIII	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In March 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of G-III Apparel Group, Ltd. (the “Company”) awarded time-based restricted stock units with three-year cliff-vesting (“Cliff-Vesting RSUs”), pursuant to the Company’s 2015 Long-Term Incentive Plan, as amended (the “2015 Plan”), to the named executive officers of the Company (the “Named Executive Officers”) in the amounts shown under the heading “Cliff-Vesting RSUs Awarded in March 2021” in the table below. The Compensation Committee awarded Cliff-Vesting RSUs because setting meaningful long-term performance conditions was, at the time of the awards, impracticable due to the severe disruptions to the Company’s business caused by the COVID-19 pandemic and the resulting inability to provide guidance concerning the Company’s financial results.

In June 2021, following stabilization of the Company’s business and its resumption of public reporting of guidance concerning its financial results, the Compensation Committee determined to restructure the Cliff-Vesting RSUs granted to the Named Executive Officers in March 2021 to be 50% performance-based. Each Named Executive Officer voluntarily agreed to accept this modification of the terms of his respective Cliff-Vesting RSUs awarded in March 2021.

On June 28, 2021, the Compensation Committee amended the terms of the March 2021 Cliff-Vesting RSU awards to the Named Executive Officers, so that each award consists of (a) performance share units (“PSUs”) in lieu of 50% of the previously awarded Cliff-Vesting RSUs, as shown under the heading “June 2021 Modification: Number of PSUs Awarded” in the table below and (b) the retention of 50% of the previously awarded Cliff-Vesting RSUs, as shown under the heading “June 2021 Modification: Number of Cliff-Vesting RSUs Retained.” The PSUs will enable the Named Executive Officers to receive shares of the Company’s common stock if and to the extent that the PSU awards vest based on the Company’s performance against two metrics:  three-year cumulative adjusted earnings before interest and taxes (“Adjusted EBIT”) and three-year average return on invested capital (“ROIC”), each of which is described further below. The actual number of PSUs that may vest is subject to adjustment based on the performance level achieved relative to each metric, as described further below, and therefore may be equal to, greater than, or less than the amount specified under “June 2021 Modification: Number of PSUs Awarded” in the table below.

1.Modification of March 2021 Awards

Name and Position(s)	Cliff-Vesting RSUs Awarded in March 2021	June 2021 Modification: Number of PSUs Awarded	June 2021 Modification: Number of Cliff-Vesting RSUs Retained
Morris Goldfarb, Chairman, Chief Executive Officer and Director	127,266	63,633	63,633
Sammy Aaron, Vice Chairman, President and Director	84,844	42,422	42,422
Wayne S. Miller, Chief Operating Officer	38,180	19,090	19,090
Jeffrey Goldfarb, Executive Vice President and Director	31,816	15,908	15,908
Neal S. Nackman, Chief Financial Officer	11,454	5,727	5,727

2.Adjusted EBIT Metric.  Satisfaction of this metric will be based on the Company achieving a target aggregate cumulative Adjusted EBIT during the performance period of fiscal 2022 through fiscal 2024 (the “Performance Period”). In determining Adjusted EBIT for a fiscal year, certain pre-established adjustments to financial results as reported under generally accepted accounting principles (GAAP) may apply in certain specified situations.

3.ROIC Metric.  Satisfaction of this metric will be based on the Company achieving a target average three-year ROIC during the Performance Period, reduced by a hypothetical tax rate of 30%. In determining ROIC for a fiscal year, certain pre-established adjustments to financial results reported under generally accepted accounting principles (GAAP) may apply in certain specified situations.

4.Weighting of Metrics.  Vesting of 75% of each Named Executive Officer’s PSU award is subject to achievement of the Adjusted EBIT metric target and the remaining 25% is subject to achievement of the ROIC metric target. 100% of each Named Executive Officer’s PSU award relative to each metric would vest if the target for that metric is achieved. For example, if the Adjusted EBIT metric target is satisfied (but the target is not exceeded and there is no shortfall relative to the target), 75% of the total PSUs awarded to the Named Executive Officer would vest.

5.Upward and Downward Adjustments for Exceeding or Falling Short of Metric Targets.  The percentage of each Named Executive Officer’s PSU award that may vest with respect to each metric will (a) increase to a maximum of 150% of the PSUs awarded to the executive relative to that metric if the results achieved for that metric exceed the metric’s performance target by a specified amount and (b) decrease to a minimum of 50% of the PSUs awarded to the Named Executive Officer relative to that metric if results achieved for that metric fall below the metric’s performance target but still satisfy the minimum threshold performance level for the applicable metric. The number of PSUs awarded will increase or decrease ratably if actual results are above or below a metric’s target. None of the Named Executive Officers’ PSU awards will vest with respect to a metric if the results achieved are less than the minimum threshold performance level for that metric, and no more than 150% of the Named Executive Officer’s PSU award will vest with respect to a metric even if the results achieved exceed the maximum performance target for that metric.

6.Settlement Upon PSU Vesting.  If a Named Executive Officer’s PSUs vest based on satisfaction of the metrics as described above, settlement of the applicable number of shares underlying the PSUs that have vested based upon the performance levels achieved, subject to any applicable tax withholding, will occur as soon as practicable after the vesting date, contingent on continued employment or other service to the Company through this date.

The number of shares of common stock to which the PSU awards relate will be appropriately adjusted in the event of stock splits, stock dividends and other extraordinary corporate events.

The foregoing descriptions of the terms of the PSU awards are qualified by reference to the full text of the form of Amended and Restated Restricted Stock Unit Agreement for these awards under the 2015 Plan, which is filed herewith as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(1)On June 28, 2021, the Compensation Committee increased the base salary of Neal S. Nackman, the Company’s Chief Financial Officer and Treasurer, to $600,000 per year, effective July 1, 2021.

(2)See “Item 1.01 Entry into a Material Definitive Agreement” above with respect to amended Cliff-Vesting RSU awards and PSU awards to our Named Executive Officers, Morris Goldfarb, Sammy Aaron, Wayne S. Miller, Neal S. Nackman and Jeffrey Goldfarb.

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Businesses Acquired.

None.

(b)Pro Forma Financial Information.

None.

(c)Shell Company Transactions

None.

(d)Exhibits.

10.1	Form of Amended and Restated Restricted Stock Unit Agreement, dated June 28, 2021, with respect to revised awards under the 2015 Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amended and Restated Restricted Stock Unit Agreement, dated June 28, 2021, with respect to revised awards under the 2015 Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 30, 2021	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer